TARGET PORTFOLIO TRUST

Target Large Capitalization Growth Portfolio

TARGET ASSET ALLOCATION FUNDS
Target Conservative Allocation Fund
Target Moderate Allocation Fund
Target Growth Allocation Fund

Supplement dated July 12, 2012 to the current Summary Prospectus, Prospectus and Statement of Additional Information of each of the Funds named above.

Effective July 20, 2012, A. Douglas Rao will no longer serve as a co-portfolio manager for the Marsico subadvised portion of the Funds listed above. All references to Mr. Rao in the Prospectus, Summary Prospectus and Statement of Additional Information are deleted as of that date.

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